SUBSCRIPTION AGREEMENT

TO: 0707729 B.C. Ltd.
1500 – 1055 West Georgia Street
Vancouver, BC V6E 4N7

The undersigned (the "Subscriber") subscribes for and agrees to purchase, as principal, the number of common shares without par value (the "Shares") in the capital of 0707729 B.C. Ltd. (the "Corporation") at a price of $0.01, on and subject to the terms and conditions of this Agreement, and has enclosed a certified cheque, bank draft or money order made payable to 0707729 B.C. Ltd. for the Total Price set out below.

Details of Subscription:	Name and Address of Subscriber:
Number of Shares: __________	__________ Name of Subscriber
Price per Share: $__________	__________ Signature of Subscriber or Authorized Signatory
Total Price: $__________	__________ Title of Authorized Signatory if Subscriber is not an individual
Date: __________	__________ Street Address
	__________ City and Province/State/Country
	__________ Postal Code
	__________ Telephone Number and Email Address

The Subscriber acknowledges and agrees with the Corporation that:

(a) it has been furnished with all information, financial and otherwise, concerning the business, affairs and financial position of the Corporation necessary to make an informed decision to purchase the Shares and the Subscriber agrees that such information has not been furnished pursuant to any form of written material which is, or may be construed as, an offering memorandum as that term is defined in the securities legislation of the province of British Columbia and the securities legislation in the jurisdiction in which the Subscriber is resident (together, the "Applicable Securities Legislation") as such legislation is from time to time amended, and the regulations and rules prescribed thereto;

(b) the issue of the Shares will be made pursuant to exemptions from the registration and prospectus requirements of the Applicable Securities Legislation and therefore:

(i) the Subscriber is restricted from using certain of the civil remedies available under such legislation and certain protections, rights and remedies provided in such legislation, including statutory rights of rescission or damages, will not be available to it;

653973.1

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(ii) the Subscriber may not receive information that might otherwise be required to be provided to it under such legislation;

(iii) the Corporation is relieved from certain obligations that would otherwise apply under such legislation;

(iv) no securities commission or similar regulatory authority has reviewed or passed on the merits of the Shares;

(v) there is no government or other insurance covering the Shares; and

(vi) there are risks associated with the purchase of the Shares.

(c) no prospectus has been filed by the Corporation any regulatory authority in connection with the issuance of the Shares and the Corporation has already issued shares for significantly lesser consideration per share than is being paid by the Subscriber;

(d) the Articles of the Corporation contain restrictions on the transfer of the Shares which provide that, while the Corporation is not a public company, no shares may be transferred without the approval of the board of directors;

(e) this Subscription for the Shares is subject to acceptance by the Corporation, either in whole or in part, and if this Subscription is rejected either wholly or in part, the subscription monies paid by the Subscriber, or the appropriate portion thereof, will be returned to the Subscriber without interest;

(f) any subscription monies paid by the Subscriber for the Shares is being raised as "seed" or "risk" capital for the Corporation in a promotional and speculative stage for whose securities there is no market whatsoever;

(g) the Offering is not subject to any minimum subscription level and the Subscriber may be the only purchaser of Shares under the Offering;

(h) the Corporation will issue a total of 3,000,000 common shares to the founding shareholders at a price of $0.01 per share; and

(i) any subscription monies paid by the Subscriber for the Shares are not subject to any restrictions pertaining to the use thereof by the Corporation and may be used immediately by the Corporation. Until such Shares are allotted and issued to the Subscriber, the monies paid therefor shall be considered a non-interest bearing loan to the Corporation.

The Subscriber represents and warrants to the Corporation and acknowledges and agrees that the Corporation will rely upon such representations and warranties in determining whether or not to accept this subscription, that:

(j) the Subscriber is purchasing the Shares as principal for its own account, not for the benefit of any other person and not with a view to the resale or distribution of all or any of the Shares and it is **(circle one of the following and complete as appropriate):**

(i) a director, senior officer or control person of the Corporation, or of an affiliate of the Corporation; or

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(ii) a spouse, parent, grandparent, brother, sister or child of ____________________ (insert name), a director, senior officer or control person of the Corporation, or of an affiliate of the Corporation; or

(iii) a close personal friend of ________________________(insert name), a director, senior officer or control person of the Corporation, or of an affiliate of the Corporation, and the Subscriber's relationship with that person is such that the Subscriber would not be considered to be a member of the public in respect of the Corporation and the Subscriber does not require the protection of receiving a prospectus before making an investment in the Shares; or

(iv) a close business associate of ______________________(insert name), a director, senior officer or control person of the Corporation, or of an affiliate of the Corporation and the Subscriber's relationship with that person is such that the Subscriber would not be considered to be a member of the public in respect of the Corporation and the Subscriber does not require the protection of receiving a prospectus before making an investment in the Shares; or

(v) a person or company that is wholly-owned by, or a majority of its board of directors is comprised of, any combination of persons or companies described in §3(a)(i) to (iv); or

(vi) a trust or estate of which all of the beneficiaries or a majority of the trustees are persons or companies described in §3(a)(i) to (iv); or

(vii) resident in one of British Columbia, Alberta, Saskatchewan, Manitoba, Nova Scotia or Prince Edward Island, and has certified that it is an "accredited investor" as defined in Multilateral Instrument 45-103 "Capital Raising Exemptions" by signing and returning the enclosed Schedule "A" to this Agreement; or

(viii) is resident in Ontario and has certified that it is an "accredited investor" as defined in Ontario Securities Commission Rule 45-501 "Prospectus Exempt Distributions" by signing and returning the enclosed Schedule "B"; or

(ix) an individual resident in British Columbia or Alberta and will have an aggregate acquisition cost for the Shares of not less than $97,000; or

(x) resident in British Columbia, and is not an individual but is a corporation, partnership, trust, fund, association or any other organized group of persons that was not created solely, nor used primarily, to permit a group of individuals to purchase securities without a prospectus which will have an aggregate acquisition cost of purchasing the Shares of not less than $97,000 or, if it is such an entity created solely or used primarily for such purpose, each of the individuals who form part of the group has contributed at least $97,000 to such entity for the purpose of purchasing the Shares; or

(xi) resident in Alberta and it is not an individual but is a corporation, syndicate, partnership or other form of unincorporated organization that pre-existed the offering of the Shares and has a bona fide purpose other than investment in the Shares which will have an aggregate acquisition cost of purchasing the Shares of not less than $97,000 or, if created to permit such investment, the individual

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share of the aggregate acquisition cost for each participant is not less than $97,000;

(xii) resident in the United States, has completed and signed the US Purchaser Certification attached as Schedule "C" and represents and warrants that the representations, warranties and certifications contained therein are true; or

(xiii) resident in an International Jurisdiction (being a jurisdiction outside of Canada and the United States) and:

(A) the Subscriber is knowledgeable of, or has been independently advised as to, the Applicable Securities Legislation of such International Jurisdiction which would apply to this Agreement, if any;

(B) the Subscriber is purchasing the Shares pursuant to an applicable exemption from any prospectus, registration or similar requirements under the Applicable Securities Laws of such International Jurisdiction, or, if such is not applicable, the Subscriber is permitted to purchase the Shares under the Applicable Securities Laws of the International Jurisdiction without the need to rely on exemptions; and

(C) the Applicable Securities Laws of the International Jurisdiction do not require the Corporation to make any filings or seek any approvals of any kind whatsoever from any regulatory authority of any kind whatsoever in the International Jurisdiction; and

(k) the Subscriber has not relied upon the Corporation or its Directors and Officers, or the Corporation's legal counsel or advisors for investment, legal or tax advice, including advice with respect to the hold period and resale restrictions imposed upon the Shares by the securities legislation in the jurisdiction in which the Subscriber resides, and has, if desired, in all cases sought the advice of the Subscriber's own personal investment advisor, legal counsel and tax advisors, and the Subscriber is either experienced in or knowledgeable with regard to the affairs of the Corporation or, either alone or with its professional advisors, is capable by reason of knowledge and experience in financial and business matters in general, and investments in particular, of evaluating the merits and risks of an investment in the Shares, and it is able to bear the economic risk of an investment in the Shares and can otherwise be reasonably assumed to have the capacity to protect its own interest in connection with the investment;

(l) the Subscriber has the legal capacity and competence to enter into and execute this Agreement and to take all actions it is required to take under this Agreement and, if the Subscriber is a corporation, it is duly incorporated and validly subsisting under the laws of its jurisdiction of incorporation and all necessary approvals by its directors, shareholders and others have been obtained to authorize the execution of this Agreement on behalf of the Subscriber;

(m) the Subscriber has authorized, executed and delivered this Agreement and this Agreement constitutes a legal, valid and binding agreement of the Subscriber enforceable against the Subscriber in accordance with its terms;

(n) the Subscriber is resident at the place set out in the address above and, unless the Subscriber has completed, signed and delivered the US Purchaser Certification, the

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Subscriber is not a "U.S. Person", which term as used in this Subscription means an individual resident in the United States of America, its territories and possessions, a corporation or other entity created in or organized under the laws of the United States or any of its political subdivisions or an estate or trust, the income of which is subject to United States federal income taxation, and was not located in the United States at the time the offer of purchase and sale of the Shares was made or accepted;

(o) unless the Subscriber has completed, signed and delivered the US Purchaser Certificaton, the Subscriber is not and will not be purchasing the Shares for the account of any U.S. Person; and

(p) no person has made to the Subscriber any written or oral representations:

(i) that any person will resell or repurchase the Shares;

(ii) that any person will refund the purchase price of the Shares;

(iii) as to the future price or value of the Shares; or

(iv) that the Shares will be listed and traded on a stock exchange or that application has been made to list the Shares for trading on a stock exchange.

The Subscriber understands and acknowledges that the Corporation is not currently a reporting issuer in any jurisdiction and as a result the hold period to which the Shares are subject will be indefinite in every jurisdiction in which the Shares are issued, until the Corporation becomes a reporting issuer in such jurisdiction. There is no assurance that the Corporation will ever become a reporting issuer in the future. The Subscriber further understands that the certificates representing the shares will bear a legend describing the resale restrictions and the Subscriber agrees to comply with such resale restrictions.

The Subscriber acknowledges that the Corporation may seek to list its securities on a stock exchange and, in connection with such a listing, the stock exchange may require the seed shares to be subject to escrow or pooling arrangements which restrict the transfer of the Shares, and the Subscriber agrees to execute, deliver, and be bound by the terms of any such pooling or escrow arrangement required in connection with such listing.

The Subscriber has sought and obtained whatever independent professional counsel and advice from lawyers, accountants and others as needed in connection with this Subscription and the Subscriber is solely responsible for complying with such restrictions and the Corporation is not in any manner responsible for ensuring compliance by the Subscriber with the applicable resale restrictions.

To the extent the law permits, the Subscriber agrees to leave his share certificate for safekeeping with the Corporation, but may have possession of same upon request, if required for a Registered Retirement Savings Plan (as defined in the *Income Tax Act* (Canada)) or similar requirements.

The Subscriber agrees that this Agreement will in no way restrict the Corporation from obtaining further funds through the sale of equity securities of the Corporation or otherwise.

The Subscriber acknowledges and consents to the collection and retention by the Corporation of certain information, including personal information, regarding the Subscriber and the Subscriber's subscription, including the Subscriber's name, address, telephone number and email address, the number of Shares purchased, any control persons of the Subscriber. The Subscriber acknowledges and agrees that this information will be retained on the share register of the Corporation which may be available for

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inspection by the public. The Subscriber further consents and agrees to the release of this information to the securities regulatory authorities as required by law and regulatory policies.

This is the entire agreement between the parties respecting the purchase of Shares hereunder and there are no other covenants or representations made by the Corporation or any directors, insiders, officers, promoters or shareholder of the Corporation to the Subscriber.

The invalidity or unenforceability of any particular provision of this Agreement shall not affect or limit the validity or enforceability of the remaining provisions of this Agreement.

This Agreement is not transferable or assignable.

This Agreement will be construed and enforced exclusively in accordance with the laws of the Province of British Columbia and the rights and remedies of the parties will be determined in accordance with those laws.

Words importing the masculine gender include the feminine or neuter gender and words in the singular include the plural, and vice versa, and where applicable, a corporation.

This Subscription has been given for valuable consideration and is irrevocable, except with the written consent of the Corporation.

The Corporation shall be entitled to rely on delivery of a facsimile copy of this Agreement, and acceptance by the Corporation of a facsimile copy of this Agreement shall create a legal, valid and binding agreement between the Subscriber and the Corporation in accordance with its terms.

This Agreement may be signed by the parties in as many counterparts as may be deemed necessary, each of which so signed shall be deemed to be an original, and all such counterparts together shall constitute one and the same instrument.

ACCEPTANCE

This subscription is accepted this ____ day of __________, ______ by

0707729 B.C. LTD.

Per: ______________________________

Authorized Signatory

SCHEDULE "A"
ACCREDITED INVESTOR CERTIFICATE
(BC, AB, SK, MB, NS, PEl)

The undersigned (the "Subscriber") here by confirms and certifies to 0707729 B.c. Ltd. (the "Corporation") that the Subscriber is purchasing the Shares as pricipal, that the Subscriber is resident in the jursdiction set out on the execution page hereof, the Subscriber is an "accredited investor" as defined

in Multilateral Instruent 45-103 by vie of		being: i check appropriate boxes)

o	(a)	a Canadian fmancial institution, or an authorized foreign ban listed in Schedule il of the Bank Act (Canada);

o	(b)	the Business Development Ban incorporated under the Business Development Bank Act
(Canada);

o	(c)	an association under the Cooperative Credit Associations Act (Canada) located in Canada or a central cooperative credit society for which an order has been made under subsection
		473(1) of	that act;

o	(d)	a subsidiary of	any person or company referred to in paragraphs (a) to (c), if	the person or
company owns all of the voting shares of the subsidiary, except the voting securties required by law to be owned by directors of that subsidiary;

o	(e)	a person or company registered under the securties legislation, of a jursdiction of
Canada, as an adviser or dealer, other than a limited market dealer registered under the
Securities Act (Ontario) or the Securities Act (Newfoundland and Labrador);

o	(f)	an individual registered or formerly registered under the securities legislation, or under the securties legislation of another jursdiction of Canada, as a representative of a person or company referred to in paragraph (e);

o	(g)	the governent of Canada or a jursdiction of Canada, or any crown corporation, agency or wholly owned entity of the governent of Canada or a jursdiction of Canada;

o	(h)	a municipality, public board or commssion in Canada;

o	(i)	any national, federal, state, provincial, terrtorial or municipal governent of or in any foreign jursdiction, or any agency of that governent;

o	CD	a pension fud that is regulated by either the Offce of the Superitendent of Financial
Institutions (Canada) or a pension commssion or similar regulatory authority of a jurisdiction of Canada;

o	(k)	an individual who, either alone or with a spouse, beneficially owns, directly or indirectly, financial assets having an aggregate realizable value that before taxes, but net of any related liabilties, exceeds C$I ,000,000;

o	(I)	an individual whose net income before taxes exceeded C$200,000 in each of the two most recent years or whose net income before taxes combined with that of a spouse

653973.1

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exceeded C$300,000 in each of the two most recent years and who, in either case, reasonably expects to exceed that net income level in the current year;

☐ (m) a person or company, other than a mutual fund or non-redeemable investment fund, that, either alone or with a spouse, has net assets of at least C$5,000,000 and unless the person is an individual, that amount is shown on its most recently prepared financial statements;

☐ (n) a mutual fund or non-redeemable investment fund that, in the local jurisdiction, distributes its securities only to persons or companies that are accredited investors;

☐ (o) a mutual fund or non-redeemable investment fund that, in the local jurisdiction, distributes its securities under one or more prospectuses for which the regulator has issued receipts;

☐ (p) a trust company or trust corporation registered to carry on business under the *Trust and Loan Companies Act* (Canada) or under comparable legislation in a jurisdiction of Canada or a foreign jurisdiction, trading as trustee or agent on behalf of a fully managed account;

☐ (q) a person or company trading as agent on behalf of a fully managed account if that person or company is registered or authorized to carry on business under the securities legislation of a jurisdiction of Canada or a foreign jurisdiction as a portfolio manager or under an equivalent category of advisor or is exempt from registration as a portfolio manager or an equivalent category of advisor;

☐ (r) a registered charity under the *Income Tax Act* (Canada) that, in regard to the trade, has obtained advice from an eligibility advisor or other advisor registered to provide advice on the securities being traded;

☐ (s) an entity organized in a foreign jurisdiction that is analogous to any of the entities referred to in paragraphs a. through e. and paragraph j in form and function; or

☐ (t) a person or company in respect of which all of the owners of interests, direct or indirect, legal or beneficial, except for voting securities required by law to be owned by directors, are persons or companies that are accredited investors;

and for purposes hereof, the following terms shall have the stated meanings:

"company" means any corporation, incorporated association, incorporated syndicate or other incorporated organization.

"financial assets" means cash and securities.

"founder" means a person or company who:

(a) acting alone or in concert with one or more persons or companies, directly or indirectly takes the initiative in founding, organizing or substantially reorganizing the business of the Corporation, or

(b) at the time of the proposed trade is actively involved in the business of the Corporation.

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"fully managed account" means an account for which a person or company makes the investment decisions of that person or company and has full discretion to trade in securities for the account without requiring the client's express consent to a transaction.

"individual" means a natural person, but does not include a partnership, unincorporated association, unincorporated organization, trust or a natural person in his or her capacity as trustee, executor, administrator or other legal personal representative.

"mutual fund" includes an issuer of securities that entitle the holder to receive on demand, or within a specified period after demand, an amount computed by reference to the value of a proportionate interest in the whole or in a part of the net assets, including a separate fund of trust account, of the issuer of the securities.

"non -redeemable investment fund" means an issuer:

(a) whose primary purpose is to invest money provided by its securityholders;
(b) that does not invest for the purpose of exercising effective control, seeking to exercise effective control, or being actively involved in the management of the issuers in which it invests, other than other mutual funds or non-redeemable investment funds; and
(c) that is not a mutual fund.

"person" means an individual, partnership, unincorporated association, unincorporated syndicate, unincorporated organization, trust, trustee, executor, administrator, or other legal representative.

"related liabilities" means: (i) liabilities incurred or assumed for the purpose of financing the acquisition or ownership of financial assets; or (ii) liabilities that are secured by financial assets.

"spouse" in relation to an individual, means another individual to whom that individual is married, or another individual of the opposite sex or the same sex with whom that individual is living in a conjugal relationship outside marriage.

EXECUTED by the Subscriber at ____________________, this ________ day of ________________, 20___.

If a corporation, partnership or other entity:	**If an Individual:**
______________________________	______________________________
Signature of Authorized Signatory	*Signature*
______________________________	______________________________
Name and Position of Signatory	*Print Name*
______________________________	______________________________
Name of Purchasing Entity	*Jurisdiction of Residence*
______________________________	
Jurisdiction of Residence

SCHEDULE "B"

ACCREDITED INVESTOR CERTIFICATE
(ONTARIO)

The undersigned (the "Subscriber") here by confirms and certifies to 0707729 B.C.. Ltd.. (the "Corporation") that the Subscriber is purchasing the Shares as principal, and that it/he/she is an "accredited investor" as defined in Ontario Securities Commission Rule 45-501[1] (the "Rule") by virtue of being: **[check appropriate boxes]**

Individual Investors

☐ (a) An individual who owns or beneficially owns, or together with a spouse beneficially own, financial assets having an aggregate realizable value that, before taxes but net of any related liabilities, exceeds $1,000,000;

☐ (b) An individual whose net income before taxes exceeded $200,000 in each of the two most recent years or whose net income before taxes combined with that of a spouse exceeded $300,000 in each of those years and who, in either case, has a reasonable expectation of exceeding the same net income level in the current year;

☐ (c) An individual who has been granted registration under the Act or securities legislation in another jurisdiction as a representative of a person or company registered under the Act or securities legislation in another jurisdiction as an adviser or dealer, other than a limited market dealer, whether or not the individual's registration is still in effect;

☐ (d) A person registered under the Act or securities legislation in another jurisdiction as an adviser or dealer, other than a limited market dealer;

☐ (e) A person that is recognized by the Ontario Securities Commission as an accredited investor;

☐ (f) A spouse, parent, brother, sister, grandparent or child of an officer, director or promoter of the Corporation;

Non-Individual Investors

☐ (g) A company registered under the Act or securities legislation in another jurisdiction as an adviser or dealer, other than a limited market dealer;

☐ (h) A registered charity under the *Income Tax Act* (Canada);

☐ (i) A company, limited liability company, limited partnership, limited liability partnership, trust or estate, other than a mutual fund or non-redeemable investment fund, that had net assets of at least $5,000,000 as reflected in its most recently prepared financial statements;

☐ (j) A company that is recognized by the Ontario Securities Commission as an accredited investor;

---

[1] The Rule defines the term (i) "financial assets" as cash, securities, or any contract of insurance or deposit or evidence thereof that is not a security for the purposes of the Act, (ii) "related liabilities" as liabilities incurred or assumed for the purpose of financing the acquisition or ownership of financial assets and liabilities that are secured by financial assets, (iii) "fully managed account" as an investment portfolio account of a client established in writing with a portfolio adviser who makes investment decisions for the account and has full discretion to trade in securities of the account without requiring the client's express consent to a transaction, and (iv) "spouse" as, in relation to an individual, another individual to whom that individual is married, or another individual of the opposite sex or the same sex with whom that individual is living in a conjugal relationship outside marriage. Terms used herein which are defined in National Instrument 14-101 (the "National Instrument") as adopted by the Ontario Securities Commission have the meaning given to them in the National Instrument and terms used herein which are defined in the Act have the meaning given to them in the Act. Reference should be made to the Rule itself for the complete text of the Rule, including other definitions, and to the Companion Policy to the Rule for matters of interpretation and application.

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☐ (k) A person or company in respect of which all of the owners of interests, direct or indirect, legal or beneficial, are persons or companies that are accredited investors;

☐ (l) A promoter of the Corporation or an affiliated entity of a promoter of the Corporation;

☐ (m) A person or company that, in relation to the Corporation, is an affiliated entity or a person or company referred to in clause (c) of the definition of distribution in subsection 1(1) of the Act;

Institutional Investors

☐ (n) A bank listed in Schedule I or II of the *Bank Act* (Canada), or an authorized foreign bank listed in Schedule III of that Act or a wholly owned subsidiary of same;

☐ (o) A loan corporation or trust corporation registered under the *Loan and Trust Corporations Act* (Ontario) or under the *Trust and Loan Companies Act* (Canada), or under comparable legislation in any other jurisdiction or a wholly owned subsidiary of same;

☐ (p) A co-operative credit society, credit union central, federation of caisses populaires, credit union or league, or regional caisse populaire, or an association under the *Cooperative Credit Associations Act* (Canada), in each case, located in Canada, or a wholly owned subsidiary of same;

☐ (q) A Company licensed to do business as an insurance company in any jurisdiction or a wholly owned subsidiary of same;

☐ (r) The Business Development Bank incorporated under the *Business Development Bank Act* (Canada) or a wholly owned subsidiary of same;

☐ (s) A pension fund that is regulated by either the Office of the Superintendent of Financial Institutions (Canada) or a provincial pension commission or similar regulatory authority;

☐ (t) A mutual fund or non-redeemable investment fund that, in Ontario, distributes its securities only to persons or companies that are accredited investors;

☐ (u) A mutual fund or non-redeemable investment fund that, in Ontario, distributes its securities under a prospectus for which a receipt has been granted by the Director of the Ontario Securities Commission or, if it has ceased distribution of its securities, has previously distributed its securities in this manner;

☐ (v) A fully managed account if it is acquiring a security that is not a security of a mutual fund or non-redeemable investment fund;

☐ (w) An account that is fully managed by a trust corporation registered under the *Loan and Trust Corporations Act* (Ontario) or under the *Trust and Loan Companies Act* (Canada), or under comparable legislation in any other jurisdiction;

☐ (x) An entity that is organized outside of Canada that is analogous to any of the entities referred to in paragraphs (d), (g), (n), (o), (p), (q), (r), or (s);

Government Organizations

☐ (y) The government of Canada or of any jurisdiction, or any crown corporation, instrumentality or agency of a Canadian federal, provincial or territorial government;

☐ (z) Any Canadian municipality or any Canadian provincial or territorial capital city;

☐ (aa) Any national, federal, state, provincial, territorial or municipal government of or in any foreign jurisdiction, or any agency or instrumentality thereof.

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EXECUTED by the Subscriber at ____________________, this ________ day of ____________________, 20___.

If a corporation, partnership or other entity:

____
Signature of Authorized Signatory

____
Name and Position of Signatory

____
Name of Purchasing Entity

____
Jurisdiction of Residence

If an Individual:

____
Signature

____
Print Name

____
Jurisdiction of Residence

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SCHEDULE "C"

US PURCHASER CERTIFICATION

The undersigned (the "Purchaser") represents and warrants to the 0707729 BC Ltd. (the "Corporation" that:

2. It has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Shares and it is able to bear the economic risk of loss of its entire investment.

3. The Corporation has provided to it the opportunity to ask questions and receive answers concerning the terms and conditions of the offering and it has had access to such information concerning the Corporation as it has considered necessary or appropriate in connection with its investment decision to acquire the Shares;

4. It is acquiring the Shares for its own account, for investment purposes only and not with a view to any resale, distribution or other disposition of the Shares in violation of the United States securities laws.

5. It understands the Shares have not been and will not be registered under the United States Securities Act of 1933, as amended (the "1933 Act") or the securities laws of any state of the United States and that the sale contemplated hereby is being made in reliance on an exemption from such registration requirements.

6. If the Purchaser is an individual (that is, a natural person and not a corporation, partnership, trust or other entity), then it satisfies one or more of the categories indicated below (please place an "X" on the appropriate lines):

__________ A natural person whose individual net worth, or joint net worth with that person's spouse, at the date of this Certification exceeds US $1,000,000;

__________ A natural person who had an individual income in excess of US $200,000 in each of the two most recent years or joint income with that person's spouse in excess of US $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year;

__________ A director or officer of the Corporation;

7. If the Purchaser is a corporation, partnership, trust or other entity), then it satisfies one or more of the categories indicated below (please place an "X" on the appropriate lines):

__________ An organization described in Section 501(c)(3) of the United States Internal Revenue Code, a corporation, a Massachusetts or similar business trust or partnership, not formed for the specific purpose of acquiring the Shares, with total assets in excess of US $5,000,000;

__________ A trust that (a) has total assets in excess of US $5,000,000, (b) was not formed for the specific purpose of acquiring the Shares and (c) is directed in its purchases of securities by a person who has such knowledge and experience in financial and business matters that he/she is capable of evaluating the merits and risks of an investment in the Shares;

__________ An investment company registered under the Investment Company Act of 1940 or a business development company as defined in Section 2(a)(48) of that Act;

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__________ A Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958;

__________ A private business development company as defined in Section 202(a)(22) of the Investment Advisors Act of 1940; or

__________ An entity in which all of the equity owners are "Accredited Investors", as defined in Rule 501(a) of Regulation D of the 1933 Act.

8. It has not purchased the Shares as a result of any form of general solicitation or general advertising, including advertisements, articles, notices or other communications published in any newspaper, magazine or similar media or broadcast over radio, television or other form of telecommunications, or any seminar or meeting whose attendees have been invited by general solicitation or general advertising.

9. If it decides to offer, sell or otherwise transfer any of the Shares, it will not offer, sell or otherwise transfer any of such Shares directly or indirectly, unless the Shares are registered pursuant to the applicable provisions of the 1933 Act, or are sold pursuant to an available exemption from the requirements of the 1933 Act

10. The certificates representing the Shares (and any certificates issued in exchange or substitution for the Shares) will bear the following legend or such other legend approved by legal counsel for the Corporation stating that such securities have not been registered under the 1933 Act or the securities laws of any state of the United States and may not be offered for sale or sold unless registered under the 1933 Act and the securities laws of all applicable states of the United States or an exemption from such registration requirements is available:

> **THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "ACT"), AND HAVE BEEN OFFERED AND SOLD IN RELIANCE UPON EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF THE ACT. SUCH SECURITIES MAY NOT BE REOFFERED FOR SALE OR RESOLD OR OTHERWISE TRANSFERRED UNLESS THEY ARE REGISTERED UNDER THE APPLICABLE PROVISIONS OF THE ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE ACT.**

11. Delivery of certificates bearing such a legend may not constitute "good delivery" in settlement of transactions on Canadian stock exchanges or over-the-counter markets.

12. It understands and agrees that there may be material tax consequences to the Purchaser of an acquisition or disposition of the Shares. The Corporation gives no opinion and makes no representation with respect to the tax consequences to the Purchaser under United States, state, local or foreign tax law of the undersigned's acquisition or disposition of such Shares.

13. It understands and agrees that the financial statements of the Corporation will be prepared in accordance with Canadian generally accepted accounting principles, which differ in some respects from United States generally accepted accounting principles, and thus may not be comparable to financial statements of United States companies.

14. It consents to the Corporation making a notation on its records or giving instructions to any transfer agent of the Corporation in order to implement the restrictions on transfer set forth and described in this Certification and the Subscription Agreement.

15. It is resident in the United States of America, its territories and possessions or any state of the United States or the District of Columbia (collectively the "United States").

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16. It understands that the Shares are "restricted securities" under applicable federal securities laws and that the 1933 Act and the rules of the SEC provide in substance that the Purchaser may dispose of the Shares only pursuant to an effective registration statement under the 1933 Act or an exemption therefrom, and, other than as set out herein, the Purchaser understands that the Corporation has no obligation to register any of the Shares or to take action so as to permit sales pursuant to the 1933 Act (including Rule 144 thereunder). Accordingly, the Purchaser understands that absent registration, under the rules of the SEC, the Purchaser may be required to hold the Shares indefinitely or to transfer the Shares in "private placements" which are exempt from registration under the 1933 Act, in which event the transferee will acquire "restricted securities" subject to the same limitations as in the hands of the Purchaser. As a consequence, the Purchaser understands that it must bear the economic risks of the investment in the Shares for an indefinite period of time.

17. It has no intention to distribute, and shall not transfer, either directly or indirectly any of the Shares to any person within the United States or to U.S. persons, as defined in Regulations S (a "US Person") except pursuant to an effective registration statement under the 1933 Act, or an exemption therefrom.

The statements made in this Certification are true and accurate to the best of my information and belief and I will promptly notify the Corporation of any changes in the answers.

EXECUTED by the Subscriber at ____________________, this ________ day of ____________________, 20___.

If a corporation, partnership or other entity:	**If an Individual:**
____________________	____________________
Signature of Authorized Signatory	*Signature*
____________________	____________________
Name and Position of Signatory	*Print Name*
____________________	____________________
Name of Purchasing Entity	*Jurisdiction of Residence*
____________________	
Jurisdiction of Residence